UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2005
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of
Number	Incorporation; Address of Principal Executive Offices; and	IRS Employer
	Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street—37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 – Entry Into a Material Definitive Agreement

On January 24 and 25, 2005, Exelon Corporation’s (Exelon) Compensation Committee and Board of Directors approved compensation actions with regard to executive officers of the registrants.

2004 Long Term Performance Share Award Program

The 2004 Long Term Performance Share Award Program (the “Program”) is intended to provide rewards to individuals in select strategic positions who play key roles in driving Exelon’s financial and operational success. The Compensation Committee determines the executives eligible for participation in the Program and established the target for the number of performance shares for each participant at the beginning of 2004. Awards under the Program were based on performance against three measures: Exelon’s total shareholder return (TSR) against the Dow Jones Utility Index, TSR return against the Standard & Poor’s 500 Index, both over the three year period ended December 31, 2004, and 2004 Cash Savings from The Exelon Way. Performance shares are granted by the Compensation Committee and, for executive officers, by the Board of Directors of Exelon, after the end of the three-year performance period that ended December 31, 2004. Awards vest one-third upon grant and one-third upon each of the first and second anniversaries of the date of grant. Awards are settled in shares of Exelon common stock, except that, at the election of participants who have achieved at least 125% of their stock ownership requirements, up to half of the award may be settled in cash.

A copy of the Long Term Performance Share Award Program Summary—2004 Performance Share Goals is attached to this report as Exhibit 99.1.

2005 Annual Incentive Plan

Messrs. Rowe, Skolds, Shapard, Mehrberg, McLean, Young, Snodgrass, and Clark and Mesdames Strobel and Moler participate in 2005 in the Exelon Annual Incentive Plan for Senior Executives, an Internal Revenue Code 162(m) compliant plan approved by Exelon’s shareholders at the 2004 Annual Meeting of Shareholders. For the 2005 program, the Exelon Compensation Committee approved an incentive pool based on 1.5% of estimated 2005 operating income, and approved shares of the incentive pool for each of these participants. Awards under this plan cannot exceed each participant’s share of the incentive pool, but may be reduced by the Compensation Committee based on the achievement of the financial objectives and other criteria established under the Annual Incentive Award Plan for 2005.

The Compensation Committee determined the criteria for awards under the program, which include earnings per share and the achievement of financial and operational key performance indicators applicable to each business unit, including a proxy measure for the American Customer Satisfaction Index, a diversity objective, individual performance multipliers, and financial objectives such as total costs per business unit, net income per business unit, production costs, and budget measures and operational objectives such as reliability measures, OSHA recordable incident rates and other health and safety measures, response times and meter reading rates, availability measures, environmental indices, and outage measures. Awards are subject to curtailment if certain objectives are not achieved. Each individual has a target measured as a percentage of base salary, with a threshold level and maximum level for earnings per share and each of the financial and operational key performance indicators.

2005 Long Term Performance Share Award Program

The Compensation Committee approved the terms of the 2005 Long Term Performance Share Award Program, which include the same measures as the 2004 Long Term Performance Share Award Program (attached as Exhibit 99.1 to this report), except that the actual target under Cash Savings from The Exelon Way measure was changed from the 2004 target for that measure. The only other change to the terms of the 2005 Long Term Performance Share Award Program is that awards made or vesting in January 2006 will be settled approximately half in cash and half in shares of Exelon’s common stock if the participant has achieved 125% of the participant’s stock ownership requirement, and will be paid entirely in shares of Exelon’s common stock if the participant has not achieved the participant’s stock ownership requirement.

* * * * *

Section 5 – Corporate Governance and Management
Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2005, the board of directors of Exelon elected Dr. William C. Richardson to serve as a Class I director, effective March 1, 2005. Dr. Richardson was also appointed to membership on the audit committee and the energy delivery oversight committee, effective in each case on March 1, 2005. Dr. Richardson, age 64, is President and Chief Executive Officer of the W.K. Kellogg Foundation. He also serves as a director of CSX Corp.; The Bank of New York Company; and The Kellogg Company.

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 19, ComEd—Note 15, PECO—Note 14 and Generation—Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ Robert S. Shapard
Robert S. Shapard
Executive Vice President and Chief Financial Officer Exelon Corporation

January 28, 2005